CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME ¥ in Millions, $ in Millions	12 Months Ended
	Mar. 31, 2021 CNY (¥)	Mar. 31, 2021 USD ($)	Mar. 31, 2020 CNY (¥)	Mar. 31, 2019 CNY (¥)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	¥ 143,284	$ 21,869	¥ 140,350	¥ 80,234
Foreign currency translation:
Change in unrealized gains (losses)	(18,646)	(2,846)	3,058	1,068
Share of other comprehensive income of equity method investees:
Change in unrealized gains (losses)	(1,449)	(221)	(546)	582
Interest rate swaps under hedge accounting and others:
Change in unrealized (losses) gains	104	16	(507)	(295)
Other comprehensive income (loss)	(19,991)	(3,051)	2,005	1,355
Total comprehensive income	123,293	18,818	142,355	81,589
Total comprehensive loss attributable to noncontrolling interests	9,005	1,375	8,615	6,637
Total comprehensive income attributable to ordinary shareholders	¥ 132,298	$ 20,193	¥ 150,970	¥ 88,226